Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
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                                SECURITY BANCORP, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                SECURITY BANCORP, INC.
------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
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                              N/A
------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
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------------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                          March 15, 1999

Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of Security Bancorp, Inc. ("Company"), the holding company for Security Federal Savings Bank of McMinnville, TN. The meeting will be held at the Savings Bank's main office located at 306 West Main Street, McMinnville, Tennessee, on Wednesday, April 21, 1999, at 2:00 p.m., Central Time.

       The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Housholder,Artman and Associates, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

       It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

       We look forward to seeing you at the meeting.

                                             Sincerely,

                                             Joe H. Pugh
                                             /s/Joe H. Pugh
                                             President and Chief Executive
                                               Officer

                      SECURITY BANCORP, INC.
                       306 WEST MAIN STREET
                   MCMINNVILLE, TENNESSEE  37110
                          (931) 473-4483

_____________________________________________________________________________
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On April 21, 1999
_____________________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Security Bancorp, Inc. ("Company") will be held at the Savings Bank's main office located at 306 West Main Street, McMinnville, Tennessee, on Wednesday, April 21, 1999, at 2:00 p.m., Central Time, for the following purposes:

     1.   To elect three directors; and

     2. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposal at the meeting on the date specified above or on any date(s) to which, by original or later adjournment, the meeting may be adjourned. Only stockholders of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/DR. R.  NEIL SCHULTZ
                                     DR. R.  NEIL SCHULTZ
                                     SECRETARY

McMinnville, Tennessee
March 15, 1999

_____________________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_____________________________________________________________________________

_____________________________________________________________________________

                              PROXY STATEMENT
                                     OF
                           SECURITY BANCORP, INC.
                            306 WEST MAIN STREET
                        MCMINNVILLE, TENNESSEE  37110
_____________________________________________________________________________
                        ANNUAL MEETING OF STOCKHOLDERS
                               APRIL 21, 1999
_____________________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Bancorp, Inc. ("Company"), the holding company for Security Federal Savings Bank of McMinnville, TN ("Savings Bank"), to be used at the Annual Meeting of Stockholders ("Meeting") of the Company. The Meeting will be held at the Savings Bank's main office located at 306 West Main Street, McMinnville, Tennessee, on Wednesday, April 21, 1999, at 2:00 p.m., Central Time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about March 15, 1999.

_____________________________________________________________________________
                         VOTING AND PROXY PROCEDURE
_____________________________________________________________________________

     Stockholders Entitled to Vote at Meeting. Only stockholders of record at the close of business on March 1, 1999 ("Voting Record Date") are entitled to vote at the Meeting and are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 436,425 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of securities of the Company.

     Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in the following pages. If a stockholder attends the Meeting, he or she may vote by ballot.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Security Federal Savings Bank of McMinnville, TN ESOP. If a stockholder is a participant in the Security Federal Savings Bank of McMinnville, TN Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Vote Required.  The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.
_____________________________________________________________________________
       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_____________________________________________________________________________

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors and "named executive officers" and all directors and executive officers as a group.

                                                      Number of
                                                       Shares     Percent of
                                                    Beneficially     Shares
Name                                                  Owned(1)    Outstanding
____                                               ______________ ___________

Beneficial Owners of More Than 5%

Security Federal Savings Bank of McMinnville, TN      33,168         7.6%
Employee Stock Ownership Plan Trust

Salem Investment Counselors, Inc.                     38,100(2)      8.7
P.O. Box 25427
Winston-Salem, North Carolina 27114-5427

Directors

Earl H. Barr                                          16,490         3.8
Robert W. Newman                                      16,000         3.7
Dr. R. Neil Schultz                                   17,425         4.0
Dr. John T. Mason, III                                 4,000         0.9
Donald R. Collette                                     5,700         1.3
Dr. Franklin J. Noblin                                11,666         2.7

Named Executive Officer(3)

Joe H. Pugh(4)                                        16,471         3.8

All Executive Officers and
 Directors as a Group (12 persons)                    99,054        22.7
_______________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

                    (footnotes continued on following page)

(2) Based on information disclosed in a Schedule 13D, dated February 9,1999, filed with the SEC.
(3) SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Pugh is the Company's only "named executive officer" for the fiscal year ended December 31, 1998.
(4)    Mr. Pugh is also a director of the Company.
_____________________________________________________________________________
                       PROPOSAL I -- ELECTION OF DIRECTORS
_____________________________________________________________________________

     The Company's Board of Directors consists of seven members as required by the Company's Bylaws. In accordance with the Company's Charter, the Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Meeting to serve for the respective term set forth in the following table, or until their respective successors have been elected and qualified. The nominees for election this year are Robert W. Newman, Donald R. Collette and Dr. Franklin J. Noblin, each of whom is a current member of the Board of Directors of the Company and of the Savings Bank.

     It is intended that the proxies solicited by the Company's Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of all nominees for election as directors.

     The following table sets forth certain information regarding the nominees for election at the Meeting.

                                               Year First
                                                 Elected         Term to
Name                              Age (1)       Director (2)      Expire
____                              _______      _____________     _________

                                 BOARD NOMINEES

Robert W. Newman                   47             1992            2002(3)
Donald R. Collette                 62             1994            2002(3)
Dr. Franklin J. Noblin             60             1993            2002(3)

                         DIRECTORS WHOSE TERM CONTINUES

Earl H. Barr                       61             1992            2000
Dr. John T. Mason, III             60             1986            2000
Joe H. Pugh                        42             1992            2001
Dr. R. Neil Schultz                62             1992            2001
______________
(1)    As of December 31, 1998.
(2)    Includes prior service on the Board of Directors of the Savings Bank.
(3)    Assuming the individual is elected.

      The present principal occupation and other business experience during the last five years of each nominee for election is set forth below:

      Robert W. Newman is a partner with the law firm Galligan & Newman in McMinnville, Tennessee.

      Donald R. Collette is General Manager and Chief Executive Officer of McMinnville Electric System in McMinnville, Tennessee. He is past president of the McMinnville Chamber of Commerce and a member of the McMinnville Economic Development Committee and the McMinnville Rotary Club.

      Dr. Franklin J. Noblin, is a semi-retired general dentist, and a retired Colonel in the United States Army Reserve-Chief of Professional Services and Brigade Dental Surgeon. He is also a member of the Reserve Officers' Association.

      Earl H. Barr is the owner and manager of Barr's Inc., a retail furniture store, in McMinnville, Tennessee. He is the past Chairman of the Board of the Chamber of Commerce and a member of the Board of the McMinnville Housing Authority. Mr. Barr is a member of the McMinnville Chamber of Commerce Board, the American Heart Association Board, the American Red Cross-McMinnville Board, the McMinnville Noon Rotary Club and the Warren County Homebuilders Association.

      Dr. John T. Mason, III is a retired Professor of Chemical Engineering at Tennessee Tech University.

      Joe H. Pugh has been employed by the Savings Bank since 1978 and has served as President and Chief Executive Officer since 1993. He is a member of the McMinnville Chamber of Commerce Board and the McMinnville Noon Rotary Club.

      Dr. R. Neil Schultz, a retired orthodontist, is a member and President elect of the McMinnville Noon Rotary Club and past president of the Tennessee Association of Orthodontists.
_____________________________________________________________________________
               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_____________________________________________________________________________

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1998, the Board of Directors of the Company held two meetings, and the Board of Directors of the Savings Bank held 12 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during the 1998 fiscal year.

     Committees of the Company's Board. The Company's Board of Directors has established Executive, Audit and Nominating Committees, among others.

     The Company's Executive Committee, consisting of Directors Barr, Pugh, Collette, Noblin and Newman, acts on behalf of the full Board of Directors in its absence. The Committee has the same authority as the full Board of Directors. This Committee did not meet during the 1998 fiscal year.

     The Company's Audit Committee, consisting of Directors Newman and Collette, is responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of the Company's independent auditors. This Committee did not meet during the 1998 fiscal year.

     The Company's Nominating Committee, consisting of the full Board of Directors is responsible for the annual selection of nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the 1998 fiscal year.

     Committees of the Savings Bank's Board. The Savings Bank's Board of Directors has established Executive, Personnel and Nominating Committees, among others.

     The Executive Committee consists of Directors Collette, Barr, Schultz, Noblin and Pugh. This Committee meets on an as-needed basis and acts on behalf of the full Board of Directors in its absence. This Committee has the same authority as the full Board of Directors. This Committee met 13 times during the 1998 fiscal year.

     The Personnel Committee (which also serves as a Compensation Committee) consists of Directors Newman, Collette and Pugh. This Committee meets on an as-needed basis and is responsible for reviewing the Savings Bank's personnel to determine if and when additional personnel are needed. The Committee is also involved in the interview process for new personnel. This Committee met 13 times during the 1998 fiscal year.

     The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors of the Savings Bank. The full Board of Directors met once in its capacity as Nominating Committee during the 1998 fiscal year.
_____________________________________________________________________________
                         DIRECTORS' COMPENSATION
_____________________________________________________________________________

     Members of the Savings Bank's Board of Directors receive fees of $500 per Board meeting attended. Outside directors receive $100 per committee meeting attended and committee chairmans receive an annual $300 committee chairman fee. Outside directors also receive a $1,200 annual retainer fee. Total fees paid to directors during the year ended December 31, 1998 were
$71,700.   No separate fees are paid for service on the Company's Board of
Directors.
_____________________________________________________________________________
                          EXECUTIVE COMPENSATION
_____________________________________________________________________________

Summary Compensation Table.  The following information is presented for Mr.
Pugh.


                                                               Long-term Compensation
                             Annual Compensation(1)                    Awards
                         __________________________________ __________________________
                                               Other          Restricted      Number           All
Name and                                       Annual           Stock          of          Other Annual
Position         Year    Salary    Bonus    Compensation(2)    Awards(3)    Options(4)    Compensation(5)
________         ____    _______   ______   _______________    _________    __________    _______________

Joe H. Pugh      1998    $77,500   $9,000       $6,000         $75,279       10,911           $3,555
President        1997     67,500    8,030        6,000              --           --            3,375
                 1996     65,000    7,530        6,250              --           --            6,450


_______________
(1)    All compensation is paid by the Savings Bank.
(2) Consists of directors' fees. The aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported.
(3) Represents the value of restricted stock awards at July 1, 1998, the date of grant, pursuant to the Management Recognition Plan ("MRDP"). Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. At December 31, 1998, no awards were vested. The awards vest pro rata over a five-year period with the first 20% installment vesting on July 1, 1999.
(4) Subject to pro rata vesting over a five year period with the first 20% installment vesting on July 1, 1999.
(5)    Consists of employer 401(k) plan contributions.

     Options Grants Table.  The following information is provided for Mr.
Pugh.

                                         Percent of
                      Number of          Total Options
                      Securities         Granted to
                      Underlying         Employees in    Exercise  Expiration
Name             Options Granted (1)     Fiscal Year       Price      Date
____             ___________________     ____________    ________  __________
Joe H. Pugh           10,911                  25%         $17.25     7/1/08
_____________
(1) Subject to pro rata vesting over a five year period with the first 20% installment vesting on July 1, 1999.

     Option Exercise/Value Table. The following information is provided for Mr. Pugh.


                                                        Number of
                                                  Securities Underlying          Value of Unexercised
                                                   Unexercised Options            In-the-Money Options
                  Shares                           at Fiscal YearEnd(#)           at Fiscal Year End($)
                Acquired on      Value          ___________________________   ___________________________
Name            Exercise (#)    Realized($)     Exercisable   Unexercisable   Exercisable   Unexercisable
____            ____________    ___________     ___________  ______________   ___________   _____________

Joe H. Pugh          --             --              --          10,911             --          $5,456


Employment and Severance Agreements

     The Company and the Savings Bank (collectively, the "Employers") have entered into a three-year employment agreement ("Employment Agreement" or "Agreement") with Mr. Pugh. Under the Employment Agreement, the current base salary for Mr. Pugh is $77,500, which is paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Savings Bank. Mr. Pugh's salary may not be decreased during the term of the Employment Agreement without his prior written consent. On the anniversary of the commencement date of the Agreement, the term of the Agreement may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Pugh. The Agreement is terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

     The Agreement provides for a severance payment and other benefits if employment is terminated following a change in control. This severance payment and benefits, which will be made promptly after any change in control, will have a value equal to 2.99 times the average annual compensation paid to Mr. Pugh during the five years immediately preceding the change in control. Under the Agreement, a "change in control" is deemed to occur if, at anytime during the term of the Agreement, a person other than the Company purchases shares of common stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred. Assuming that a change in control had occurred at December 31, 1998, Mr Pugh would be entitled to a severance payment and benefits with a value of approximately $233,000.

     The Employers have also entered into employment and severance agreements with other senior officers of the Company and/or the Savings Bank on substantially similar terms.

_____________________________________________________________________________
              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
_____________________________________________________________________________

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended December 31, 1998, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with, except for certain transactions by Kenneth W. Smith, a Senior Vice President of the Company, and Kenneth D. Martin, a Senior Vice President of the Company. Mr. Smith inadvertently failed to file a Form 4, Statement of Change in Beneficial Ownership of Securities, for a transaction during the month of August 1998, which was subsequently filed on September 11, 1998. Mr. Martin and Mr. Smith each inadvertently failed to file a Form 3, Initial Statement for Beneficial Ownership of Securities, which was subsequently filed on September 11, 1998.
_____________________________________________________________________________
                          TRANSACTIONS WITH MANAGEMENT
_____________________________________________________________________________

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank is therefore prohibited from making any new loans or extensions of credit to the Savings Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Savings Bank to its executive officers and directors was approximately $630,000 at December 31, 1998. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

     Director Earl H. Barr owns and manages Barr's, Inc., a retail furniture store, from which the Savings Bank has purchased furniture at a price generally equal to 10% above cost. The Savings Bank purchased an immaterial dollar amount of furniture during the year ended December 31, 1998.
_____________________________________________________________________________
                           INDEPENDENT AUDITORS
_____________________________________________________________________________

     The Company's Board of Directors has renewed its engagement with Housholder, Artman and Associates, P.C., independent public accountants, and has appointed it to serve as the independent auditors for the fiscal year ending December 31, 1999. A representative of Housholder, Artman and Associates, P.C. is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.

_____________________________________________________________________________
                                 OTHER MATTERS
_____________________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

_____________________________________________________________________________
                              MISCELLANEOUS
_____________________________________________________________________________

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in mailing proxy solicitation materials to beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 1998 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record at the close of business on the Voting Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the SEC, will be furnished without charge to stockholders of record as of the close of business on the Voting Record Date upon written request to Dr. R. Neil Schultz, Corporate Secretary, Security Bancorp, Inc., P.O. Box 7027, McMinnville, Tennessee 37111.
_____________________________________________________________________________
                             STOCKHOLDER PROPOSALS
_____________________________________________________________________________

     Proposals of stockholders intended to be presented at the Company's annual meeting next year must be received by the Company no later than November 16, 1999 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Charter provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 40 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Charter, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/DR. R. NEIL SCHULTZ
                                     DR. R. NEIL SCHULTZ
                                     SECRETARY

McMinnville, Tennessee
March 15, 1999


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[x] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS SAMPLE         SECURITY BANCORP, INC.
                                                                 With For All
                                                             For hold Except
                                         1. The election as
 ANNUAL MEETING OF STOCKHOLDERS             director of the  [ ]  [ ]   [ ]
         APRIL 21, 1999                     nominees listed
                                            (except as marked
The undersigned hereby appoints the         To the contrary
official Proxy Committee of the Board       below):
of Directors of Security Bancorp, Inc.
("Company"), consisting of Dr. R. Neil      Robert W. Newman
Schultz and Donald R. Collette, with        Dr. Franklin
full powers of substitution to act as       Donald R. Collette
attorneys and proxies for the under-
signed, to vote all shares of Common
Stock of the Company which the under-
signed is entitled to vote at the Annual
Meeting of Stockholders ("Meeting"), to
be held at the Savings Bank's main
office located at 306 West Main Street,
McMinnville, Tennessee, on Wednesday,
April 21, 1999, at 2:00 p.m., Central    INSTRUCTIONS: To withhold authority
Time, and at any and all adjournments    to vote for any individual nominee,
thereof, as set forth to the right:      mark 'For All Except' and write that
                                         nominee's name in the space provided
                                         below.

                                         -------------------

                                         2. In their discretion, upon such
                                            other matters as may properly
                                            come before the meeting.
                             -----------
Please be sure to sign and    Date       The Board of Directors recommends a
 date this Proxy in the                  Vote 'FOR' the listed proposal.
     box below.
----------------------------------------   THIS PROXY, PROPERLY SIGNED AND
                                         DATED, WILL BE VOTED AS DIRECTED, BUT
                                         IF NO INSTRUCTIONS ARE SPECIFIED THIS
---------------------------------------- PROXY WILL BE VOTED FOR THE PROPOSAL
Stockholder sign    Co-holder (if any)   STATED. IF ANY OTHER BUSINESS IS PRE-
     above             sign above        AT SUCH MEETING, THIS PROXY WILL BE
                                         VOTED BY THE BOARD OF DIRECTORS IN
                                         ITS BEST JUDGMENT.  PRESENTLY, THE
                                         BOARD OF DIRECTORS KNOWS OF NO OTHER
                                         BUSINESS TO BE PRESENTED AT THE
                                         MEETING.  THIS PROXY ALSO CONFERS
                                         DISCRETIONARY AUTHORITY ON THE BOARD
                                         OF DIRECTORS TO VOTE WITH RESPECT TO
                                         THE ELECTION OF ANY PERSON AS
                                         DIRECTOR WHERE THE NOMINEES ARE
                                         UNABLE TO SERVE OR FOR GOOD CAUSE
                                         WILL NOT SERVE AND MATTERS INCIDENT
                                         TO THE CONDUCT OF THE MEETING.

PAGE
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------------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                         postage paid envelope provided.

                             SECURITY BANCORP, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 1998 Annual Report to Stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

                        PLEASE ACT PROMPTLY
              SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

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